Jefferies Media & Telecommunications Conference February 23, 2016

FORWARD LOOKING STATEMENTS & SAFE HARBOR This presentation contains confidential information regarding Meredith Corporation (“Meredith” or the “Company”). This presentation constitutes “Business Information” under the Confidentiality Agreement the recipient signed and delivered to the Company and its use and retention are subject to the terms of such agreement. This presentation does not purport to contain all of the information that may be required to evaluate a potential transaction with the Company and any recipient hereof should conduct its own independent evaluation and due diligence investigation of the Company and the potential transaction. Nor shall this presentation be construed to indicate that there has been no change in the affairs of the Company since the date hereof or such other date as of which information is presented. Each recipient agrees that it will not copy, reproduce, disclose or distribute to others this presentation or the information contained herein, in whole or in part, at any time, without the prior written consent of the Company, except as expressly permitted in the Confidentiality Agreement. The recipient further agrees that it will cause its directors, officers, employees and representatives to use this presentation only for the purpose of evaluating its interest in a potential transaction with the Company and for no other purpose. Neither the Company nor any of its affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to the recipient, and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this presentation. The recipient is not entitled to rely on the accuracy or completeness of this presentation and is entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company in a definitive written agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. This presentation and management’s commentary relating thereto may contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the Company’s estimates of future revenues, profits and earnings per share. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Strong Investment ThesisToday’s Agenda  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Financial Update 3

Meredith’s Strong Investment Thesis 4  Portfolio of highly rated television stations in large and fast-growing markets  Trusted national brands with an unrivaled female reach  Profitable and growing digital business  World’s 3rd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by:1. 2. 3.  Dividend payer for 69 years; increases for 23 consecutive years  Share buyback program  Ongoing accretive strategic acquisitions Commitment to delivering Top 3rd Total Shareholder Return:

Meredith at a Glance National Media Revenue: $1.1B EBITDA: $155M Local Media Revenue: $535M EBITDA: $205M Figures represent actual results for fiscal year ended June 30, 2015 WORKING YOU WSM V -TV WSM V-DT NASHVILL E 5

A Year of Significant Accomplishments  Record broadcast revenue and EBITDA  Successful integration of 4 additional television stations  Rapid growth in digital, mobile, video and social platforms  Expanded scale with Martha Stewart, Shape media brands; entered wedding category and added digital ad tech platforms  Grew dividend for 23nd straight year 6

7  Strengthen existing advertising-based businesses  Expand digital platforms  Grow our non-advertising sources of revenue  Continue to add accretive strategic acquisitions  Increase cash returned to shareholders How Meredith Will Grow

Strong Investment ThesisToday’s Agenda  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Financial Update 8

INGREDIENTS FOR Something Special National Media Group Footprint Reaches 100 Million Unduplicated American Women Monthly 70 Million Unique Visitors | More than 60% of Millennial Women 9 YOUNG WOMEN YOUNG FAMILIES ESTABLISHED FAMILIES WOMEN OF WORTHNEW NESTERS

Growing Audience Engagement Across Platforms 50 75 100 125 150 175 200 2009 2010 2011 2012 2013 2014 2015 A udie n c e (in mil lio n s ) Print Online + Mobile 40% of audience 60% of audience Digital is adding to Meredith’s total audience, and is not cannibalizing print 10

Digital Advertising Revenue Growing as Percent of TotalDigital Represents Nearly 30% of Advertising 11 0% 5% 10% 15% 20% 25% 30% 35% 2010 2012 2014 2016 7% 29% 10% 16% (1st Half) Delivering Mid-Teens Operating Profit Margin

 Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase revenue and profit contribution from circulation  Leverage and strengthen brand licensing  Maximize Meredith Xcelerated Marketing  Strengthen portfolio through investment and acquisitions  Accelerate digital platform growth National Media Group Strategies 12

National Media Group Digital Strategies  Develop best-in-class branded content and products  Make strategic additions to portfolio  Increase audience engagement across platforms  Leverage data to improve ROI and consumer experience  Strengthen advertising revenue mix and CPMs 13

Engaged and Growing Audience of 75 Million 14

Develop Best-in-Class Branded Experiences • Improved User Experience • Improved Natural Search Ranking • Updated Ad Placements • Modernized Look & Feel 15

Make Strategic Additions to Portfolio 16 At-Scale, Highly-Engaged Audience digital Premium Branded Content & Products First-Party Data (Insights & Analytics) Ad Tech Platforms Ad Revenue Diversification Consumer Revenue Growth MILLENNIAL WOMEN

Leveraging Data to Improve ROI • We focus on women at scale: ― 100 million consumers ― 70 million unique visitors • 1st party data is based on direct behavioral engagement • We operate across platforms • Data is our DNA ― Team of expert data analysts ― Identify trends and consumer intent ― Used to find, inform and reach consumers throughout purchase path 17

Strengthening Advertising Revenue Mix and CPMs 18 Enterp VIDEO LAPTOP / DESKTOP MOBILE PREMIUM PERFORMANCE PREMIUM CONTEXTUAL & AUDIENCE TARGETED RUN OF NETWORK REMNANT CP M $50+ $2.00- $0.50

Strong Investment ThesisToday’s Agenda  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Financial Update 19

Local Media Group Footprint Strong Portfolio in Large and Mid-Size Markets 20 Station Market Market Rank Network Affiliation Atlanta 9 CBS & IND Phoenix 12 CBS & IND St. Louis 21 CBS Portland 24 Fox & MyTV Nashville 29 NBC Hartford 30 CBS Kansas City 33 CBS & MyTV Greenville 37 FOX Las Vegas 40 FOX

FY2011 FY2013 FY2015 EBITDA $112 $150 $206 FY2011 FY2013 FY2015 Revenue $534 Strong Revenue & EBITDA Growth 21 EBITDA Margin: $322 35% 39% $376 40% 13% CAGR 16% CAGR

Our Stations are Market Leaders 22 Morning News: #1: Portland, Hartford, Las Vegas #2: KTVK/Phoenix, St. Louis, Nashville, Greenville, Saginaw, WGGB/Springfield Evening News: #1: Hartford, Las Vegas, Saginaw #2: Nashville, WGGB/Springfield Late News: #1: Portland, Las Vegas #2: St. Louis, Nashville, Saginaw, WGGB/Springfield Sign-on to Sign-off: #1: Hartford, Las Vegas #2: St. Louis, Portland, Nashville, Saginaw, WGGB/Springfield Source: November 2015 ratings

Local Media Growth Strategies 23  Increase News Viewership  Grow Advertising Revenues  Maximize Recent Acquisitions and Expand Station Portfolio  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

Track Record of Successful Station Acquisitions  Powerful station that produces most news in Arizona Phoenix: Market 12 St. Louis: Market 21  CBS affiliate with highly-ranked newscasts  ABC and Fox affiliates strengthens competitive position Springfield, MA  Fox affiliate in fast-growing region Mobile: Market 59 24

Our Stations are in Large, Fast-Growing Markets 3 2 1 0 HH in the DMA (M) Las Vega s 0.7 G reenv lle Kansas Cit y Hartfor d Nashv ill e Po rtlan d St. Loui s Phoeni x Atlant a 2.4 Flin t Mo b ile 0.5 DMA #1-50 DMA #51-100 DMA #101+ Avg Ad Rev / Station: $45M Avg Ad Rev / Station: $19M Sp ri n gfi el d 0.25 Avg Ad Rev / Station: $12M Source: SNL Data 25

Television Advertising Performance vs. Industry Year-over-year change; Total ad revenues Source: Television Bureau of Advertising; * Political Year 26 Calendar Meredith Industry Meredith vs. Industry (Pct. Pts.) 2012* 13% 15% (2) 2013 (11)% (13)% 2 2014* 11% 8% 3 2015 (10)% (12)% 2

40% Hartford Springfield (CBS) + (FOX) St. Louis (CBS) Atlanta Phoenix Kansas City Saginaw (CBS) Las Vegas Portland Greenville Mobile (FOX) Fiscal 2019 MVPD Renewal Schedule Affiliation Renewal Schedule Nashville (NBC) Increasing Retransmission Revenue and Contribution Fiscal 2017 Fiscal 2018 Fiscal 2016 40% 20% 27

Strong Investment ThesisToday’s Agenda  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Financial Update 28

Strong Fiscal 2016 2nd Quarter Results 29  Revenues up 10 percent  Print and digital advertising revenues grew more than 15 percent each  Digital advertising revenues set record, accounted for 33 percent of total  Operating profit up nearly 30 percent National Media Group Highlights1.  Non-political advertising revenues up nearly 10 percent to record high  Retransmission revenues and contribution up  Results driven by automotive, retail and professional services categories Local Media Group Highlights2.

 Total company revenues up mid-single digits  Local Media Group revenues up low-double digits  National Media Group revenues up slightly Fiscal 2016 Third Quarter Third Quarter: $0.77 to $0.82 Full Year: $3.05 to $3.25¹ (Unchanged from Jan. 27, 2016) Key Assumptions: Earnings per share: (1) Excludes special items 30

Meredith’s Strong Investment Thesis 31  Portfolio of highly rated television stations in large and fast-growing markets  Trusted national brands with an unrivaled female reach  Profitable and growing digital business  World’s 3rd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by: Commitment to delivering Top 3rd Total Shareholder Return: 1. 2. 3.  Dividend payer for 69 years; increases for 23 consecutive years  Share buyback program  Ongoing accretive strategic acquisitions

Jefferies Media & Telecommunications Conference February 23, 2016